First Quarter 2026 Performance April 23, 2026

2 | First Quarter 2026 Performance Important Notice to Investors Please read this management presentation together with the Company’s press release issued earlier today announcing the Company’s first quarter 2026 financial results and in conjunction with the Company’s recent Annual Report and Quarterly Reports as filed with the Securities and Exchange Commission (SEC). Certain statements contained in this presentation that are not historical facts may be forward looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities and Exchange Act of 1934, as amended. These forward looking statements may include, but are not limited to, statements about our plans, objectives, expectations, prospects, expected future financial guidance and intentions, markets in which we participate and other statements contained in this presentation that are not historical facts. When used in this presentation, the words "expect," "predict," "project," "anticipate," "believe," "estimate," "intend," "plan," "seek" and similar expressions are generally intended to identify forward looking statements. Because these forward looking statements involve risks and uncertainties, there are important factors that could cause actual results to differ materially from those expressed or implied by these forward looking statements, including changes in our plans, objectives, expectations, prospects and intentions and other factors discussed in our filings with the SEC. We cannot guarantee any future levels of activity, performance or achievements. Travelzoo undertakes no obligation to update forward looking statements to reflect events or circumstances occurring after the date of this presentation.

3 | First Quarter 2026 Performance Part 1: First Quarter 2026 Performance Part 2: Travelzoo Club Membership Part 3: Management Focus Part 4: Travelzoo META

4 | First Quarter 2026 Performance 23.1 24.3 Q1 2025 Q1 2026 Revenue increased 5% year-over-year. Even though we invested more in the growth of Club Members, operating profit remained stable. Revenue $ millions Operating Profit $ millions 3.8 3.4 Q1 2025 Q1 2026

5 | First Quarter 2026 Performance Investments in the acquisition of Club Members are attractive, as they have a quick payback. * Most new Club Members join on a trial basis. Acquisition cost here is presented for Club Members who paid the annual fee—after trial conversion. ** Membership fee increased to $50 in the U.S. for NEW on January 1, 2026 and for RENEWALS on February 1, 2026. Payback on member acquisition is positive within a quarter, even though revenue recognition is delayed Return from Club Members Acquired in the Quarter and Future Periods Q1 2026, U.S. market $ Average Acquisition Cost of Annual Club Members* Q1 2026, U.S. market $ Additional revenue from transactions within the same quarter 1st year annual membership fee $50 Additional advertising revenue Future membership and other revenue $14 ($28) ($38) Q1 2025 Q2 2025 ($40) Q3 2025 ($27) Q4 2025 ($34) Q1 2026

6 | First Quarter 2026 Performance As a reminder, with subscription businesses, membership fee revenue is recognized ratably over the subscription period, whereas acquisition costs are expensed immediately when incurred. Example: New member joins on March 15, 2026, paying a membership fee of $50 per annum Revenue Recognition $ Q1 2026 Q2 2026 Q3 2026 Q4 2026 Q1 2027 $50 $2.08 $12.50 $12.50 $12.50 $10.42 Payment by member Revenue recognized Revenue recognized

7 | First Quarter 2026 Performance Higher member acquisition expenses, coupled with only a small portion of revenue recognized in the quarter, reduces EPS in the current quarter. But we expect EPS to increase over time. Direct Member Acquisition Costs in Q1 2026* $ millions Q1 2026 Q2 2026 Q3 2026 and forward($1.9) Impact on Earnings per Share** $0.09 $0.09 min. $0.20($0.13) Net impact ($0.04) * Includes direct marketing expenses over which we have full discretion—and which we fully record in the quarter. Does not include fixed expenses like marketing staff, nor expenses for creating certain Club Offers which we utilize to attract and retain Club Members. But these on average contribute to income, rather than lower it. ** Assuming constant tax rate. $3.0+ Revenue Generated from these Members in Q1 2026 and in Future Periods $ millions $1.3 1.3

8 | First Quarter 2026 Performance Q1 2024 Q2 2024 Q3 2024 Q4 2024 Q1 2025 Q2 2025 Q3 2025 Q4 2025 Q1 2026 This strategy is fueling member growth. New Club Members come roughly half from Legacy Members and half from those new to Travelzoo. Number of Travelzoo Club Members at End of Each Quarter

9 | First Quarter 2026 Performance Membership fees, which are more stable and predictable, are adding revenue and are becoming a larger share. This year, we expect them to account for over 20% of revenue. Advertising and Commerce Global Revenues $ millions 19.4 20.9 20.0 18.7 19.1 20.7 20.9 18.6 18.3 19.7 Q4 2023 Q1 2024 Q2 2024 Membership Fees 1.2 1.1 1.2 1.4 1.6 2.4 3.0 3.6 4.1 4.6 Includes advertising and commerce revenues from travel companies, local and entertainment businesses and other partners Includes membership fees and subscription revenues from both Travelzoo and Jack’s Flight Club Q3 2024 Q4 2024 Q1 2025 Q2 2025 Q3 2025 Q4 2025 Q1 2026

10 | First Quarter 2026 Performance 0.2 0.3 Revenue growth came from all segments. Revenue $ millions North America Segment Europe Segment Operating Profit $ millions 6.7 7.3 0.0 Jack’s Flight Club Segment 1.32 1.35 3.6 3.2 15.1 15.7 Q1 2025 Q1 2026 Q1 2025 Q1 2026 (0.0)

11 | First Quarter 2026 Performance Acquiring more Club Members reduces operating margin in the short term. As the number of membership renewals—which do not require acquisition expenses—grows, operating margins should increase again over time.* Operating Margin 4% 7% 9% 11% 18% 22% 8% 14% 2017 2018 2019 2020 2021 2022 2023 2024 2025 Q1 2026 (26%) (2%) * Quarterly fluctuations in operating margin are likely. When we see attractive opportunities to increase marketing, margins decrease as we expense marketing costs immediately. Lower marketing expenses, as well as higher recurring renewals, on the other hand, increase the margin.

12 | First Quarter 2026 Performance 8% 4% 13% 21% 8% 17% 3% 3% 4% The investments in Club Members occur in all key markets. Over time, we expect margins to return to previous levels or even exceed them. North America Operating Margin Europe Operating Margin 31% 27% 22% 29% 31% 26% 25% 33% 24% 17% 8% 10% 21% Q1 2023 Q2 2023 Q3 2023 Q4 2023 Q1 2024 Q2 2024 Q3 2024 Q4 2024 Q1 2025 Q2 2025 Q3 2025 Q4 2025 Q1 2026 (4%) (14%) (10%) (16%)

13 | First Quarter 2026 Performance 3.8 0.6 4.4 Q1 2025 * GAAP operating profit + amortization of intangibles + stock option expenses + severance-related expenses = non-GAAP operating profit Total non-GAAP operating profit was $3.5 million or 14% of revenue. Non-GAAP Operating Profit* $ millions GAAP Operating Profit Adjustments Non-GAAP Operating Profit* 3.4 .1 3.5 Q1 2026

14 | First Quarter 2026 Performance Items excluded in the calculation of non-GAAP operating profit: $ millions Q1 2025 Q1 2026 Adjustments 0.62 0.05 Amortization of intangibles 0.03 — Stock option expense 0.37 0.04 Severance-related expenses 0.22 0.01

15 | First Quarter 2026 Performance 12.2 10.8 11.3 Q1 2025 Q4 2025 Q1 2026 Cash flow from operations was $3.9 million. Our cash balance increased, even though we repurchased 500,000 shares of our stock in Q1. Cash Balance at End of Quarter* $ millions * Includes cash, cash equivalents and restricted cash

16 | First Quarter 2026 Performance Part 1: First Quarter 2026 Performance Part 2: Travelzoo Club Membership Part 3: Management Focus Part 4: Travelzoo META

17 | First Quarter 2026 Performance The must-have membership for the travel enthusiast Membership empowers you to live your life as a travel enthusiast to the fullest, while respecting different cultures. Annual membership ($50 for a 12-month period in the U.S.) provides: • Access to Club Offers negotiated and rigorously vetted for us travel enthusiasts You won’t find them anywhere else. • First access to our weekly Top 20®, giving travel enthusiasts a first choice • Complimentary access to airport lounges worldwide in case of flight delays • Travel Enthusiast HotlineTM—24/7 complimentary assistance wherever you travel • Culinary Journeys (coming soon)

18 | First Quarter 2026 Performance A few of the exclusive Club Offers that we created for Club Members during Q1: $299—The Azores: 4 nights w/flights from the U.S. £299pp—A week in a Tuscan castle with car hire $299 (reg. $519)—Member rate at iconic resort where 23 presidents have stayed 40% off—5-star stay for two on Anguilla, voted best island in the Caribbean

19 | First Quarter 2026 Performance Perfect for the travel enthusiast: Worldwide complimentary lounge access in case of flight delays Complimentary access to an airport lounge if flight is delayed by at least one hour. The benefit is good on any flight on any airline, regardless of where they booked. Bring up to three family members or guests for free. For an unlimited number of trips.

20 | First Quarter 2026 Performance Travelzoo is loved by travel enthusiasts who are affluent, active and open to new experiences. Sources: Travelzoo Trends Global Survey; October 2025; n=8,039 Travelzoo members. * Meta Business Suite; April 2026; global demographics based on Facebook and Instagram followers across six markets; global figures represent a simple average of market-level platform splits. ** Travelzoo Domestic Travel Survey in the U.S.; January 2026; n=1,425 Travelzoo members, 500 general population respondents; the median excludes respondents who did not specify their household income; the median is determined based on the selected income range from the survey, with the midpoint of that range rounded to the nearest thousand. 88% are likely to book an unplanned trip with an attractive offer 90% are open to new destinations and travel ideas 69% plan to take 2+ international trips in 2026 73% female 27% male* 62% ages 45+ 38% ages 18-44* Our Members Compared to the General Population Median Household Income** Member Sentiment and Demographics U.S. Travelzoo members U.S. general population $150,000 $63,000

21 | First Quarter 2026 Performance Part 1: First Quarter 2026 Performance Part 2: Travelzoo Club Membership Part 3: Management Focus Part 4: Travelzoo META

22 | First Quarter 2026 Performance Management focus • Grow the number of (paying) members and accelerate revenue growth by converting Legacy Members and adding new Club Members • Retain, and grow, our profitable advertising business from the popular Top 20® product • Accelerate revenue growth which drives future profits in spite of temporarily lower EPS • Grow Jack’s Flight Club’s subscription revenue • Develop Travelzoo META with discipline

23 | First Quarter 2026 Performance Part 1: First Quarter 2026 Performance Part 2: Travelzoo Club Membership Part 3: Management Focus Part 4: Travelzoo META

24 | First Quarter 2026 Performance

NASDAQ: TZOO HAVE A GOOD DAY! For questions, please contact Travelzoo Investor Relations: ir@travelzoo.com